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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-2, of our report dated January 16, 1998, included in Abington Bancorp Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
May 12, 1998